SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  August 6, 2008

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On July 24, 2008, First Regional Bancorp issued a press release announcing its financial results for the quarter ended June 30, 2008. Following the issuance of the press release, First Regional has received inquiries from shareholders, securities analysts, and others. First Regional thought it may be helpful to provide such information in more detailed form herein, even though much of this information has been provided in First Regional’s previous disclosure, including in the July 24 press release. The disclosure of information herein should not be deemed an indication that such information is material. In addition, First Regional undertakes no obligation following the date of this report to update or revise any such statements, whether as a result of new information, future events, or otherwise.

First Regional has stated that it meets all financial ratio requirements for “Well Capitalized” status.  Can you elaborate on what those standards are, and how First Regional’s capital ratios compare to the standards?

Banking regulators have established different levels of capital adequacy based on the capital ratios of financial institutions.  The highest capital level under this program is “Well Capitalized.”  As we previously reported, First Regional continues to exceed all financial ratio requirements under applicable regulations for “Well Capitalized” status. The detailed computation of the June 30, 2008 capital ratios of First Regional Bancorp and its subsidiary, First Regional Bank, along with the “Well Capitalized” ratio requirements are as follows:

		First	First	Well
		Regional	Regional	Capitalized
		Bancorp	Bank	Standard

	Equity Capital	159,305,000	230,741,000
	Plus: Trust Preferred Securities
	Qualifying as Tier I Capital	53,102,000	0
Line 1	Tier I Capital	212,407,000	230,741,000
	Plus: Trust Preferred Securities
	Qualifying as Tier II Capital	44,398,000	0
	Plus: Portion of Loan Loss Reserve
	Qualifying as Tier II Capital	32,507,000	32,757,000
Line 2	Total Capital	289,312,000	263,498,000

Line 3	Average Total Assets	2,246,040,000	2,407,558,000
Line 4	Average Risk-weighted Assets	2,588,274,000	2,608,536,000

	Tier I Leverage Ratio
	(Line 1 / Line 3)	9.46%	9.58%	5.00%

	Tier I Capital Ratio
	(Line 1 / Line 4)	8.21%	8.85%	6.00%

	Total Capital Ratio
	(Line 2 / Line 4)	11.18%	10.10%	10.00%

In First Regional’s July 24 press release, First Regional reported its total “non-performing assets” and loans past due 30 to 89 days as of June 30, 2008.  Can you elaborate on what exactly “non-performing assets” are, and can you provide any additional details on these items?

Per banking industry convention, non-performing assets consist of loans past due 90 or more days and still accruing interest, loans on non-accrual status, and other real estate owned (“OREO”).  As of June 30, 2008 First Regional had no loans past due 90 or more days which were still accruing interest, and no OREO.  As previously reported, First Regional’s nonperforming assets consisted of just eleven loans as of June 30, 2008.  All such loans were on non-accrual status as of that date. The following includes certain details concerning such eleven loans:

Amount	Status	Asset Type	Collateral

$3,734,400	Non-accrual	Land Loan	105 acres of residential land in Riverside County, California
5,290,400	Non-accrual	Land Loan	18 acres of residential land in Riverside County, California
3,050,000	Non-accrual	Land Loan	23 acres of residential land in Silverdale, Washington
3,445,000	Non-accrual	Land Loan	Residential land (for 34 units) in Los Angeles County, California
12,025,000	Non-accrual	Land loan	162 acres of residential land in Riverside County, California
20,261,963	Non-accrual	Construction Loan	Condominium project in Spring Valley (San Diego County) California
1,384,051	Non-accrual	Construction Loan	Residence in Los Angeles (Los Angeles County) California
3,930,467	Non-accrual	Construction Loan	Luxury residence in Tarzana (Los Angeles County) California
8,081,850	Non-accrual	Construction Loan	Condominium conversion in San Diego County, California
3,647,800	Non-accrual	Construction Loan	Apartment building in San Diego County, California
2,000,000	Non-accrual	Loan to Individual	Unsecured

66,850,931	Gross Non-performing Assets
33,990,238	Less: write downs recorded
$32,860,693	Reported Non-performing Assets

The following includes certain details concerning First Regional’s loans which were 30 to 89 days past due as of June 30, 2008:

Amount	Asset Type	Collateral

$1,500,000	Land Loan	7 acres of residential land (for 240 units) in Riverside County, California
800,000	Land Loan	Residential land (for 20 homes) in Los Angeles County, California
2,125,000	Land Loan	Residential land (for 20+ units) in Los Angeles County, California
1,024,957	Construction Loan	Condominium project in Los Angeles County, California
3,383,567	Construction Loan	Condominium project in Los Angeles County, California
10,235,661	Construction Loan	Condominium project in Los Angeles County, California
3,360,837	Construction Loan	Condominium project in Los Angeles County, California
435,000	Loan to Individual	Unsecured

22,865,022	Gross Other Delinquent Loans
0	Less: prior write downs
$22,865,022	Reported Other Delinquent Loans

It is evident from First Regional’s previous disclosures that First Regional’s time deposits experienced significant growth over the past twelve months, and particularly in the second quarter of 2008.  Can you elaborate on any reasons for this increase?

The second quarter growth in First Regional’s time deposits reflects the Company’s decision to increase deposits obtained from under-represented sources such as time deposits.  Historically, the Company has not competed aggressively for such deposits, since the cost of time deposits is typically higher than the costs of the Company’s other funding sources.  In the second quarter of 2008, however, the Company sought more time deposits in an effort to reduce the utilization of supplemental funding sources (such as advances from the Federal Home Loan Bank), so as to hold such supplemental funding sources in reserve for possible future funding needs.  While the cost of time deposits is higher than the supplemental funding sources which they replaced, the rates paid remained at the low end of the market for such deposits.

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, included herein may constitute forward-looking statements.  Although First Regional believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from First Regional’s expectations include fluctuations in interest rates, inflation, government regulations, and economic conditions and competition in the geographic and business areas in which First Regional conducts its operations.

Statements made herein are made as of the date hereof only.  First Regional undertakes no obligation following the date of this report to update or revise any forward-looking statements or other statements contained herein, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 6, 2008

FIRST REGIONAL BANCORP

By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary